Exhibit 99.1

For more information contact

Brendan Burke

Vice President and Treasurer

(817) 224-7742

Brendan.Burke@dyn-intl.com

DYNCORP INTERNATIONAL INC. ANNOUNCES CLOSING OF EXCHANGE OFFER

AND OTHER REFINANCING TRANSACTIONS

MCLEAN, VA. (June 16, 2016) – DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (“Holdings” and, together with DynCorp International, the “Company”), announced the closing of its previously announced exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) relating to its 10.375% Senior Notes due 2017 (the “Existing Notes”). The Company also announced the completion of the other elements of its comprehensive refinancing of outstanding secured and unsecured indebtedness to extend debt maturities (the “Refinancing Transactions”).

“We are extremely pleased that we have extended the majority of our debt to 2020,” said Lou Von Thaer, chief executive officer. “This provides us with ample runway to execute our strategy so that we can continue to deliver outstanding services to our customers and create new opportunities for growth.”

In the Exchange Offer, the Company accepted approximately $415.7 million aggregate principal amount of Existing Notes on June 15, 2016 (the “Closing Date”) in exchange for $45 million cash and approximately $370.6 million of newly issued 11.875% Senior Secured Second Lien Notes due 2020 (the “New Notes”). Approximately $39.3 million aggregate principal amount of Existing Notes remain outstanding. On the Closing Date, based on the completion of the Exchange Offer, the amendments to the indenture governing the Existing Notes (the “Amendments”) that were the subject of the Consent Solicitation became operative. The Amendments, among other things, eliminated substantially all of the restrictive covenants and certain events of default contained in the indenture governing the Existing Notes.

On the Closing Date, based on the completion of the Exchange Offer and the satisfaction of conditions set forth in Amendment No. 5 and Waiver (“Amendment No. 5”), dated as of April 30, 2016, to the Company’s Senior Secured Credit Agreement, the amendments set forth in Amendment No. 5 became effective. The term loans under the credit agreement maturing on July 7, 2016 were refinanced with proceeds of the new term loan facility due July 7, 2020, and the maturity of the existing revolving credit facility was extended from July 7, 2016 to July 7, 2019, in each case as contemplated by Amendment No. 5.

As part of the Refinancing Transactions, the Company also entered into a Third Lien Credit Agreement (the “Third Lien Credit Agreement”) on the Closing Date. Under the Third Lien Credit Agreement, DynCorp Funding LLC (a limited liability company managed by Cerberus Capital Management, L.P.) provided a $30 million term loan to the Company, the proceeds of which will be used to fund the Company’s Global Advisory Group for a two-year period.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offer was made, and the New Notes were offered and issued, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided under Section 3(a)(9) of the Securities Act and the exemption from the registration requirements of state securities laws and regulations provided under Section 18(b)(4)(D) of the Securities Act. DynCorp International did not make any arrangements for and had no understanding with any broker, dealer, salesperson, agent or any other person regarding the solicitation or recommendation of tenders and had no contract, arrangement or understanding relating to, and did not, directly or indirectly, pay any commission or other remuneration to any such person. No broker, dealer, salesperson, agent or any other person was engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Exchange Offer. The Exchange Offer and Consent Solicitation were made only pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated May 2, 2016, and the accompanying letter of transmittal and consent, dated May 2, 2016.

About DynCorp International

DynCorp International, a wholly-owned subsidiary of Delta Tucker Holdings, Inc., is a leading global services provider offering unique, tailored solutions for an ever-changing world. Built on seven decades of experience as a trusted partner to commercial, government and military customers, DynCorp International provides sophisticated aviation, logistics, training, intelligence and operational solutions wherever we are needed. DynCorp International is headquartered in McLean, Va.

Forward-Looking Statements

This announcement may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”). Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2016 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our substantial level of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance, amend or generate sufficient cash to repay our indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Obama Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States Department of Defense is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the Bureau for International Narcotics and Law Enforcement Affairs, Office of Aviation (“INL Air Wing”), Contract Field Teams and Logistics Civil Augmentation Program contracts; the outcome of recompetes on existing programs, including but not limited to any upcoming recompetes on the INL Air Wing or War Reserve Materiel programs; changes in the demand for services provided by our joint venture partners; changes due to the pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity contracts and indefinite quantity contracts; the timing or magnitude of any award, performance or incentive fee granted under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by management turnover; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.